                      SALOMON BROTHERS INVESTMENT SERIES

                       SUPPLEMENT DATED AUGUST 27, 2003
                    TO THE PROSPECTUS DATED APRIL 30, 2003

                      SALOMON BROTHERS SERIES FUNDS INC:
           SALOMON BROTHERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

   The following revises and supersedes, as applicable, the information contained under the heading "Choosing a Share Class to Buy--Class A Shares" the Prospectus for Salomon Brothers Investment Series.

   The following table indicates the sales charge on Class A shares of Short/Intermediate U.S. Government Fund.

                                                                  Broker/Dealer
                     sales charge as % of sales charge as % of Commission as a % of
Amount of investment    offering price         net amount         offering price
-------------------- -------------------- -------------------- --------------------
 Less than $500,000.         2.00%                2.04%                1.8%

 $500,000 or more*..          -0-                  -0-                 -0-

--------
* You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.


FD 02832
SAM 0476